POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                      -----------------------------------
                                   333-72714
                                   333-92312
                                   333-92320
                                   333-72259
                                   033-37722
                                   033-38299
                                   033-37718
                Form N-4 Registration Statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                    ---------------------------------------
                                   033-33318
                                   033-19836
           Form N-4 Registration Statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                      -----------------------------------
                                   333-104156
                                   333-72590
                                   333-72594
                                   333-71414
                                   333-71677
                                   333-01581
                                   033-37719
                Form N-6 Registration Statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                      -----------------------------------
                                   033-37721
           Form N-6 Registration Statements to be filed as necessary.


      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of March, 2008.


                                        /s/ Henri de Castries
                                        ---------------------------------------
                                        Henri de Castries

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                      -----------------------------------
                                   333-72714
                                   333-92312
                                   333-92320
                                   333-72259
                                   033-37722
                                   033-38299
                                   033-37718
           Form N-4 Registration Statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                    ---------------------------------------
                                   033-33318
                                   033-19836
           Form N-4 Registration Statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                      -----------------------------------
                                   333-104156
                                   333-72590
                                   333-72594
                                   333-71414
                                   333-71677
                                   333-01581
                                   033-37719
           Form N-6 Registration Statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                      -----------------------------------
                                   033-37721
           Form N-6 Registration Statements to be filed as necessary.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                        /s/ Denis Duverne
                                        ---------------------------------------
                                        Denis Duverne

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                      -----------------------------------
                                   333-72714
                                   333-92312
                                   333-92320
                                   333-72259
                                   033-37722
                                   033-38299
                                   033-37718
           Form N-4 Registration Statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                    ---------------------------------------
                                   033-33318
                                   033-19836
           Form N-4 Registration Statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                      -----------------------------------
                                   333-104156
                                   333-72590
                                   333-72594
                                   333-71414
                                   333-71677
                                   333-01581
                                   033-37719
           Form N-6 Registration Statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                      -----------------------------------
                                   033-37721

                Form N-6 Registration Statements to be filed as
                                   necessary.


      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                        /s/ Mary R. (Nina) Henderson
                                        ---------------------------------------
                                        Mary R. (Nina) Henderson

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                 MONY Variable Account A (811-06218) 333-72714
                 ---------------------------------------------
                                   333-72714
                                   333-92312
                                   333-92320
                                   333-72259
                                   033-37722
                                   033-38299
                                   033-37718
           Form N-4 Registration Statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                    ---------------------------------------
                                   033-33318
                                   033-19836
           Form N-4 Registration Statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                      -----------------------------------
                                   333-104156
                                   333-72590
                                   333-72594
                                   333-71414
                                   333-71677
                                   333-01581
                                   033-37719
           Form N-6 Registration Statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                      -----------------------------------
                                   033-37721
           Form N-6 Registration Statements to be filed as necessary.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                        /s/ James F. Higgins
                                        ---------------------------------------
                                        James F. Higgins

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                 MONY Variable Account A (811-06218) 333-72714
                 ---------------------------------------------
                                   333-72714
                                   333-92312
                                   333-92320
                                   333-72259
                                   033-37722
                                   033-38299
                                   033-37718
           Form N-4 Registration Statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                    ---------------------------------------
                                   033-33318
                                   033-19836
           Form N-4 Registration Statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                      -----------------------------------
                                   333-104156
                                   333-72590
                                   333-72594
                                   333-71414
                                   333-71677
                                   333-01581
                                   033-37719
           Form N-6 Registration Statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                      -----------------------------------
                                   033-37721
           Form N-6 Registration Statements to be filed as necessary.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                        /s/ Scott D. Miller
                                        ---------------------------------------
                                        Scott D. Miller

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                      -----------------------------------
                                   333-72714
                                   333-92312
                                   333-92320
                                   333-72259
                                   033-37722
                                   033-38299
                                   033-37718
           Form N-4 Registration Statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                    ---------------------------------------
                                   033-33318
                                   033-19836
           Form N-4 Registration Statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                      -----------------------------------
                                   333-104156
                                   333-72590
                                   333-72594
                                   333-71414
                                   333-71677
                                   333-01581
                                   033-37719
           Form N-6 Registration Statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                      -----------------------------------
                                   033-37721
           Form N-6 Registration Statements to be filed as necessary.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                        /s/ Joseph H. Moglia
                                        ---------------------------------------
                                        Joseph H. Moglia

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                      -----------------------------------
                                   333-72714
                                   333-92312
                                   333-92320
                                   333-72259
                                   033-37722
                                   033-38299
                                   033-37718
           Form N-4 Registration Statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                    ---------------------------------------
                                   033-33318
                                   033-19836
           Form N-4 Registration Statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                      -----------------------------------
                                   333-104156
                                   333-72590
                                   333-72594
                                   333-71414
                                   333-71677
                                   333-01581
                                   033-37719
           Form N-6 Registration Statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                      -----------------------------------
                                   033-37721
           Form N-6 Registration Statements to be filed as necessary.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                        /s/ Peter J. Tobin
                                        ---------------------------------------
                                        Peter J. Tobin

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                      -----------------------------------
                                   333-72714
                                   333-92312
                                   333-92320
                                   333-72259
                                   033-37722
                                   033-38299
                                   033-37718
           Form N-4 Registration Statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                    ---------------------------------------
                                   033-33318
                                   033-19836
           Form N-4 Registration Statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                      -----------------------------------
                                   333-104156
                                   333-72590
                                   333-72594
                                   333-71414
                                   333-71677
                                   333-01581
                                   033-37719
           Form N-6 Registration Statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                      -----------------------------------
                                   033-37721
           Form N-6 Registration Statements to be filed as necessary.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                        /s/ Christopher M. Condron
                                        ---------------------------------------
                                        Christopher M. Condron

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                      -----------------------------------
                                   333-72714
                                   333-92312
                                   333-92320
                                   333-72259
                                   033-37722
                                   033-38299
                                   033-37718
           Form N-4 Registration Statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                    ---------------------------------------
                                   033-33318
                                   033-19836
           Form N-4 Registration Statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                      -----------------------------------
                                   333-104156
                                   333-72590
                                   333-72594
                                   333-71414
                                   333-71677
                                   333-01581
                                   033-37719
           Form N-6 Registration Statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                      -----------------------------------
                                   033-37721
           Form N-6 Registration Statements to be filed as necessary.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                        /s/ Bruce Calvert
                                        ---------------------------------------
                                        Bruce Calvert

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                      -----------------------------------
                                   333-72714
                                   333-92312
                                   333-92320
                                   333-72259
                                   033-37722
                                   033-38299
                                   033-37718
           Form N-4 Registration Statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                    ---------------------------------------
                                   033-33318
                                   033-19836
           Form N-4 Registration Statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                      -----------------------------------
                                   333-104156
                                   333-72590
                                   333-72594
                                   333-71414
                                   333-71677
                                   333-01581
                                   033-37719
           Form N-6 Registration Statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                      -----------------------------------
                                   033-37721
           Form N-6 Registration Statements to be filed as necessary.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                        /s/ Ezra Suleiman
                                        ---------------------------------------
                                        Ezra Suleiman

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                      -----------------------------------
                                   333-72714
                                   333-92312
                                   333-92320
                                   333-72259
                                   033-37722
                                   033-38299
                                   033-37718
           Form N-4 Registration Statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                    ---------------------------------------
                                   033-33318
                                   033-19836
           Form N-4 Registration Statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                      -----------------------------------
                                   333-104156
                                   333-72590
                                   333-72594
                                   333-71414
                                   333-71677
                                   333-01581
                                   033-37719
           Form N-6 Registration Statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                      -----------------------------------
                                   033-37721
           Form N-6 Registration Statements to be filed as necessary.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                        /s/ Anthony Hamilton
                                        ---------------------------------------
                                        Anthony Hamilton

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                      -----------------------------------
                                   333-72714
                                   333-92312
                                   333-92320
                                   333-72259
                                   033-37722
                                   033-38299
                                   033-37718
           Form N-4 Registration Statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                    ---------------------------------------
                                   033-33318
                                   033-19836
           Form N-4 Registration Statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                      -----------------------------------
                                   333-104156
                                   333-72590
                                   333-72594
                                   333-71414
                                   333-71677
                                   333-01581
                                   033-37719
           Form N-6 Registration Statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                      -----------------------------------
                                   033-37721
           Form N-6 Registration Statements to be filed as necessary.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2008.


                                        /s/ Charlynn Goins
                                        ---------------------------------------
                                        Charlynn Goins

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                      -----------------------------------
                                   333-72714
                                   333-92312
                                   333-92320
                                   333-72259
                                   033-37722
                                   033-38299
                                   033-37718
           Form N-4 Registration Statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                    ---------------------------------------
                                   033-33318
                                   033-19836
           Form N-4 Registration Statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                      -----------------------------------
                                   333-104156
                                   333-72590
                                   333-72594
                                   333-71414
                                   333-71677
                                   333-01581
                                   033-37719
           Form N-6 Registration Statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                      -----------------------------------
                                   033-37721
           Form N-6 Registration Statements to be filed as necessary.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of February, 2008.


                                        /s/ Lorie A. Slutsky
                                        ---------------------------------------
                                        Lorie A. Slutsky

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                      -----------------------------------
                                   333-72714
                                   333-92312
                                   333-92320
                                   333-72259
                                   033-37722
                                   033-38299
                                   033-37718
           Form N-4 Registration Statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                    ---------------------------------------
                                   033-33318
                                   033-19836
           Form N-4 Registration Statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                      -----------------------------------
                                   333-104156
                                   333-72590
                                   333-72594
                                   333-71414
                                   333-71677
                                   333-01581
                                   033-37719
           Form N-6 Registration Statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                      -----------------------------------
                                   033-37721
           Form N-6 Registration Statements to be filed as necessary.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of February, 2008.


                                        /s/ Richard Dziadzio
                                        ---------------------------------------
                                        Richard Dziadzio, Executive Vice
                                        President and Chief Financial Officer

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Stuart L. Faust, Karen Field Hazin, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                      -----------------------------------
                                   333-72714
                                   333-92312
                                   333-92320
                                   333-72259
                                   033-37722
                                   033-38299
                                   033-37718
           Form N-4 Registration Statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                    ---------------------------------------
                                   033-33318
                                   033-19836
           Form N-4 Registration Statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                      -----------------------------------
                                   333-104156
                                   333-72590
                                   333-72594
                                   333-71414
                                   333-71677
                                   333-01581
                                   033-37719
           Form N-6 Registration Statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                      -----------------------------------
                                   033-37721
           Form N-6 Registration Statements to be filed as necessary.


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 29th day of February, 2008.


                                        /s/ Alvin H. Fenichel
                                        ---------------------------------------
                                        Alvin H. Fenichel, Senior Vice
                                        President and Controller